Exhibit 99.1

GD Culture Group Limited Announces Approximately $5.45 Million Registered Direct Offering of
Common Stock Priced At-The-Market Under Nasdaq Rules

JERSEY CITY, N.J., June 24, 2026, /GLOBE NEWSWIRE/-- GD Culture Group Limited, a Nevada corporation (Nasdaq: GDC) (the “Company” or “GDC”), today announced that it has entered into definitive agreements with certain investors for the purchase and sale of 259,301,306 shares of common stock, par value $0.0001 per share (the “Shares”), at a purchase price of $0.021 per share in a registered direct offering (the “Offering”) priced at-the-market under Nasdaq rules.

The gross proceeds to the Company of this offering are expected to be approximately $5.45 million. The transaction is expected to close on or about June 24, 2026, subject to the satisfaction of customary closing conditions.

Univest Securities, LLC is acting as the sole placement agent.

The registered direct offering is being made pursuant to a shelf registration statement on Form S-3 (File No. 333-292934) previously filed by the Company with the U.S. Securities and Exchange Commission (“SEC”) on January 26, 2026 and became effective by on March 18, 2026. A final prospectus supplement and accompanying prospectus describing the terms of the proposed offering will be filed with the SEC and will be available on the SEC’s website located at http://www.sec.gov. Electronic copies of the final prospectus supplement and the accompanying prospectus may be obtained, when available, by contacting Univest Securities, LLC at info@univest.us, or by calling +1 (212) 343-8888.

This press release does not constitute an offer to sell or the solicitation of an offer to buy, nor will there be any sales of such securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. Copies of the prospectus supplement relating to the registered direct offering, together with the accompanying base prospectus will be filed by the Company and, upon filing, can be obtained at the SEC’s website at www.sec.gov.

About GD Culture Group Limited

GD Culture Group Limited is a Nevada corporation and holding company. The Company is currently undergoing a strategic transition toward leveraging its artificial intelligence and virtual content generation technologies to enter the interactive reading and narrative entertainment market. The Company’s main businesses include AI-driven digital human technology. For more information, please visit the Company’s website at https://www.gdculturegroup.com/.

Forward-Looking Statements

Certain statements in this announcement are forward-looking statements. These forward-looking statements involve known and unknown risks and uncertainties and are based on current expectations and projections about future events and financial trends that the Company believes may affect its financial condition, results of operations, business strategy and financial needs. Investors can identify these forward-looking statements by words or phrases such as “may,” “will,” “expect,” “anticipate,” “aim,” “estimate,” “intend,” “plan,” “believe,” “potential,” “continue,” “is/are likely to” or other similar expressions. The Company undertakes no obligation to update forward-looking statements to reflect subsequent occurring events or circumstances, or changes in its expectations, except as may be required by law. Although the Company believes that the expectations expressed in these forward-looking statements are reasonable, it cannot assure you that such expectations will turn out to be correct, and the Company cautions investors that actual results may differ materially from the anticipated results and encourages investors to review other factors that may affect its future results in the Company’s registration statement and in its other filings with the SEC.

For more information, please contact:

GD Culture Group Limited

Investor Relations Department

Email: ir@gdculturegroup.com

Ascent Investor Relations LLC

Tina Xiao

Phone: +1-646-932-7242

Email: investors@ascent-ir.com